Borrowings	6 Months Ended
Jun. 30, 2023
Borrowings [abstract]
Borrowings
12.
BORROWINGS

	December 31, 2022	June 30, 2023
Unsecured borrowings at amortized cost
Loan from government (a)	$11,855,579	$11,952,656
Secured borrowings at amortized cost
Other long-term borrowings (b)	25,549,385	25,906,238
Ending balance	$37,404,964	$37,858,894
Maturity analysis:
Current and repayable on demand or within 1 year	$7,748,831	$13,382,359
Non-current and repayable more than 1 year	29,656,133	24,476,535
Total borrowings	$37,404,964	$37,858,894

a.
Loans from government

On April 27, 2011, the Singapore Economic Development Board (EDB) awarded the Company a repayable grant (the “Grant”) not exceeding SGD10 million to support the Company’s drug development activities over a five-year qualifying period commencing February 24, 2011 (the “Project”). The Project was successfully implemented, resulting in substantially the full amount of the Grant being disbursed to the Company.

In the event any of the Company’s clinical product candidates achieve commercial approval after Phase 3 clinical trials, the Company will be required to repay the funds disbursed to the Company under the Grant plus interest of 6%.

As of December 31, 2022, and June 30, 2023, the ending balance of the EDB loan post remeasurement including accrued interest were $11,855,579 and $11,952,656 respectively.

b.
Other long-term borrowings

Loan and Security Agreement with K2 HealthVentures LLC

On July 12, 2021, ASLAN Cayman and ASLAN Pharmaceuticals (USA) Inc. as borrowers entered into a Loan, Guaranty, and Security Agreement (the “K2HV Loan Agreement”) with K2 HealthVentures LLC (“K2HV”) as administrative agent, Ankura Trust Company, LLC as collateral agent. The borrowers’ obligations under the Loan Agreement are guaranteed by ASLAN Pharmaceuticals Pte. Ltd. (“ASLAN Singapore”) and any future material subsidiaries and secured by substantially all of borrowers’, ASLAN Singapore’s and any future subsidiary guarantors’ assets, other than intellectual property.

The K2HV Loan Agreement provided for up to $45.0 million of delayed draw term loans, consisting of (i) the first tranche of $20.0 million available at closing, (ii) the second and third tranches in the aggregate amount of $10.0 million subject to the Company’s achievement of certain clinical milestones related to farudodstat and eblasakimab and (iii) an uncommitted fourth tranche of up to $15.0 million.

The term loans bear interest at a floating rate equal to the greater of (i) the prime rate published by Wall Street Journal plus 5.00% and (ii) 8.25% per annum. Under the K2HV Loan Agreement, the monthly payments are interest-only until August 1, 2023. Pursuant to an agreed Amendment noted below, this period may be extended to August 1, 2024, upon the Company’s achievement of certain clinical milestones. Subsequent to the interest-only period, the term loans will be payable in equal monthly instalments of principal plus accrued and unpaid interest, through the maturity date which is July 1, 2025. The Company paid the lenders a one-time $255,000 facility fee at closing and will be obligated to pay for an additional facility fee equal to 0.85% of any term loans borrowed under the fourth tranche. In addition, the Company is obligated to pay a final payment fee of 6.25% of the original principal amount of the term loans at the maturity date. The Company may elect to prepay all, but not less than all, of the term loans prior to the term loan maturity date, subject to a prepayment fee of up to 3.0% of the then outstanding principal balance. After repayment, no term loans may be borrowed again.

On July 12, 2021, the full first tranche of $20.0 million available at closing was drawn down. Due to the K2 Warrant described below, the fair value of the first tranche loan on July 12, 2021, was $19,311,676. Subsequent to the interest-only period under the K2HV Loan Agreement, the term loans will be payable in equal monthly instalments of principal plus accrued and unpaid interest, through the maturity date which is July 1, 2025.

Borrowings under the K2HV Facility are secured with a pledge of the borrowers’ equity interests in subsidiaries and collateral over all of the Company’s cash, goods, and other personal property, with the exception of (i) the Company’s registered intellectual property assets, (ii) personal property to the extent that granting of security over any such personal property would constitute a breach of or result in the termination of, or require any consent not obtained under, any license, agreement, instrument or other document evidencing or giving rise to such property, or is otherwise prohibited by any requirement of law, and (iii) the Company’s equity interests in JAGUAHR. Such pledge and collateral may be enforced only if there has been an event of default as stipulated in the loan agreement. As of June 30, 2023, the Company was in full compliance with the loan agreement and there had been no events of default.

In connection with the closing of the loan facility, the Company issued a warrant to purchase ordinary shares (the “K2 Warrant”) to K2HV. The number of ordinary shares exercisable under the K2 Warrant equals (i) 2.95% of the aggregate term loan advances made to the Company from time to time divided by (ii) the warrant price of $0.5257 per ordinary share (equivalent to $13.1425 per ADS). The K2 Warrant also includes a cashless exercise feature allowing the holder to receive shares underlying the warrant in an amount reduced by the aggregate exercise price that would have been payable upon exercise of the warrant for such shares. The K2 Warrant is exercisable until its expiration on July 12, 2031. The total proceeds attributed to the K2 Warrant was approximately $688,324 based on the relative fair value as of the date of the drawdown. As the number of ADS to be issued under the cashless method will continue to vary dependent to the share price of the Company, the K2 Warrants do not meet the equity classification and are classified as liability and fair valued though profit or loss.

On January 5, 2022, the Company drew down the second tranche $5.0 million in full of the loan facility pursuant to the K2HV Loan Agreement. The second tranche milestone was completed, and the full funds were received on February 4, 2022. As a result of the drawdown of the second tranche of the loan facility, the number of ordinary shares exercisable under the K2 Warrant increased to 1,402,891 ordinary shares (an equivalent of 56,116 ADSs), based on the 2.95% coverage of the total drawdown facility $25 million, being the aggregate term loan advances at that date, divided by the warrant price of $0.5257 per ordinary share (an equivalent of $13.1425 per ADS).

On June 30, 2023, the Company entered into First Amendment to the Loan, Guaranty and Security Agreement with K2HV whereby the Company could extend the interest-only period under the K2HV Loan Agreement to November 1, 2023, February 1, 2024, or August 1, 2024, dependent on the Company’s achievement of certain milestone which has not been achieved as of June 30, 2023. Therefore, the interest-only period is still remained up to August 1, 2023 as of June 30, 2023. The K2 warrant price has reduced to $0.1447 per ordinary shares (an equivalent of $3.6175 per ADS) on the same day.

As of December 31, 2022 and June 30, 2023, the fair value of the K2 Warrant was revalued to $90,213 and $704,851 respectively. The fair value (gain)/loss of $(104,001) and $614,638 for the six months ended June 30, 2022 and 2023 being recorded under Other gains and losses respectively. See Note 20 for more detail on assumptions used in the valuation of the K2 warrant. As of June 30, 2023, K2HV had not exercised any warrants.